RETAINED EARNINGS (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
RETAINED EARNINGS
Minimum percentage of net income allocated to statutory reserve	10.00%
Maximum percentage of statutory reserve related to registered capital	50.00%
PRC statutory reserve	$ 13,246	¥ 91,968	¥ 35,419
Unreserved retained earnings	135,949	943,893	69,774
Total retained earnings	$ 149,195	¥ 1,035,861	¥ 105,193